                                                                    EXHIBIT 99.2



                Certification Pursuant to 18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with the Quarterly Report of Gadzooks Inc. (the "Company") on Form 10-Q for the period ending August 3, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, James A. Motley, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


September 10, 2002                                 /s/   James A. Motley
                                                   -----------------------------
                                                         James A. Motley
                                                         Vice President,
                                                         Chief Financial Officer
                                                         and Secretary